UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

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                               JUNE 30, 2005
              Date of Report (Date of Earliest Event Reported)

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                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)

      DELAWARE                 000-50723               04-3638229
  (State or other      (Commission File Number)     (I.R.S. Employer
  jurisdiction of                                    Identification
  incorporation or                                        No.)
   organization)

       701 MOUNT LUCAS ROAD                       08540
       PRINCETON, NEW JERSEY                   (Zip Code)
  (Address of principal executive
             offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

     On July 1, 2005, Goldman Sachs Hedge Fund Strategies LLC, the "Managing Member," of Goldman Sachs Hedge Fund Partners, LLC, the "Company," anticipates making a tactical adjustment to the weightings of the Company's assets in each of the four hedge fund sectors in which the Company invests: Goldman Sachs Global Tactical Trading, LLC ("GTT"), Goldman Sachs Global Equity Long/Short, LLC ("GELS"), Goldman Sachs Global Relative Value, LLC ("GRV") and Goldman Sachs Global Event Driven, LLC ("GED") (collectively, the "Investment Funds"). On July 1, 2004, the weights of the Investment Funds had been set by the Managing Member to 23% GTT, 20% GELS, 33% GRV, and 24% GED, and as of the end of May, 2005, the weights for the Investment Funds were generally consistent with such weights. As of July 1, 2005, the weights are anticipated to be set to 15% GTT, 30% GELS, 25% GRV, and 30% GED. This anticipated adjustment to the weights among the Investment Funds reflects the Managing Member's updated expectations for return, risk and correlations for the Investment Funds as well as the Managing Member's judgment and is expected to be implemented by the Managing Member gradually following July 1, 2005.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

      Date:  June 30, 2005

                                   GOLDMAN SACHS HEDGE FUND
                                   PARTNERS, LLC

                                     (Registrant)


                                   By:Goldman Sachs Hedge Fund
                                      Strategies  LLC

                                       Managing Member

                                      By:  /s/  Tobin V. Levy
                                         ------------------------------
                                          Tobin V. Levy
                                          Managing Director and
                                          Chief Financial Officer